OTHER (LOSSES)/GAINS – NET	12 Months Ended
Dec. 31, 2022
Other Lossesgains Net
OTHER (LOSSES)/GAINS – NET

16 OTHER (LOSSES)/GAINS – NET

	2020	2021	2022
	S$	S$	S$

Fair value (loss)/gain on convertible loans (Note 12)	(573,423)	12,666	(1,090,480)
Currency exchange loss - net	(433)	(9,481)	(26,422)
Gain on disposal of property, plant and equipment	-	-	280
Total	(573,856)	3,185	(1,116,622)